                                                                    Exhibit 10.8

                                 WIPRO LIMITED

Note setting out amendment to the Loan Agreement (Foreign Currency) dated March 21, 1996 as amended by the Amendatory Agreement dated June 27, 1996 for Rupee Loan of Rs. 7,82,83,152 for Global Research & Development Laboratory entered into between Wipro Limited as the Borrower and ICICI as the Lender.

I. In page 3 of the Amendatory Agreement dated June 27, 1996, in Clause 1, under the heading DEFINITIONS, the following shall be added as Section 1(h):

         "Short Term Prime Rate" means the percentage rate per annum decided by the Lender from time to time as applicable to funding of rupee amounts for a period of one (1) year (excluding interest tax or other statutory levy) as notified by the Lender from time to time.

II. In page 6 of the Amendatory Agreement dated June 27, 1996, Clause 4 under the heading INTEREST shall be substituted by the following:

a) The Borrower shall pay to the lender interest on the principal amount of Rs.7,82,83,152 disbursed on March 27, 1996 out of the Loan and outstanding from time to time quarterly in each year, on January 15, April 15, July 15 and October 15, at 20% per annum plus applicable interest tax, till January 14, 1998.

b) The Borrower shall pay to the Lender interest on the principal amount of Rs. 5,03,00,000 out of the Loan outstanding as on January 15, 1998 and outstanding from time to time, quarterly in each year, on January 15, April 15, July 15 and October 15, at 1.75% over the Short Term Prime Rate prevailing on January 15, 1998 plus applicable interest tax or other statutory levy, if any, with effect from January 15, 1998.

         Provided that the aforesaid interest rate in respect of the amount of Rs.5,03,00,000 out of the Loan outstanding as on January 15, 1998 will be reset annually, commencing from January 15, 1999 (the "Reset Date(s)") based on the then prevailing Short Term Prime Rate and the Borrower shall pay interest at such reset rate as may be notified by the Lender to the Borrower.

III. In SCHEDULE II, the AMORTIZATION SCHEDULE shall be substituted by the following

                                                              (Amount in Rs.)
         DATE OF PAYMENT            PAYMENT OF              PRINCIPAL AMOUNT
                                    PRINCIPAL               OUTSTANDING AFTER
                                                            EACH PAYMENT
                                                                78,283,152
         January 15, 1997            5,592,000                  72,691,152
         April 15, 1997              5,592,000                  67,099,152
         July 15, 1997               5,592,000                  61,507,152
         October 15, 1997            5,592,000                  55,915,152
         January 15, 1998            5,615,152                 5,03,00,000
         January 15, 1999           15,000,000                  35,300,000
         January 15, 2000           15,000,000                  20,300,000
         January 15, 2001           20,300,000                          --

         All other terms and conditions of the Loan Agreement (Foreign Currency) dated March 21, 1996 and the Amendatory Agreement dated June 27, 1996 entered into between the Borrower and the Lender shall remain unchanged.

                  IN WITNESS WHEREOF the Borrower has caused its common seal to be affixed hereto and to a duplicate hereof on the day, month and year written below and the Lender has caused the same and the said duplicate to be executed by the hand of Shri. V.M. Ketkar, an authorized official of the Lender.

The COMMON SEAL OF WIPRO LIMITED has pursuant to the Resolution of its Board of Directors passed in that behalf on the 4th day of March, 1995 hereunto been affixed in the presence of Shri Satish Menon, [ILLEGIBLE] and Shri J. Shankar who have signed these presents in token thereof.

SIGNED AND DELIVERED BY the withinnamed Lender by the hand of Shri V.M. Ketkar, an authorized official of the LENDER.

Dated at Bangalore, this 15th day of December, 1999.


                                                            SIGNATURES ILLEGIBLE

            THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED, a Company incorporated under the Indian Companies Act, 1913 (VII of 1913) and having its Registered Office at 163, BackBay Reclamation, Bombay - 400 020 and a Branch Office at Raheja Towers, 26-27 M. G. Road, Bangalore 560 001 (hereinafter referred to as "the Lender", which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns).

W H E R E A S

1. By signing Agreement (Foreign Currency) dated the 21st day of March, 1996 made between the Borrower and the Lender, as amended from time to time, (hereinafter referred to as "the Principal Agreement") the Lender have agreed to lend and advance to the Borrower and the Borrower has agreed to borrow from the Lender a sum of US $2,229,654.

2(a) Pursuant to the Principal Agreement, the Lender have lent and advanced to the Borrower and the Borrower has borrowed from the Lender a sum of US $ 2,229,654 out of the Foreign Currency Loan of US $ 2,229,654.

2(b) At the request of the Borrower, the Lender have now agreed to lend and advance to the Borrower and the Borrower has agreed to borrow from the Lender, a sum of US $ 2,229,654 by way of a Rupee Loan not exceeding Rs.782,82,152. To give effect to the reduction in the Foreign Currency Loan and to provide for the Rupee Loan and terms thereof, the Lender and the Borrower have agreed to sign an Amendatory Agreement, being these presents.

                                [GRAPHIC OMITTED]

                                      INDIA
                                  TWENTY RUPEES

                              AMENDATORY AGREEMENT


         THIS AMENDATORY AGREEMENT made this 27th day of June, One Thousand Nine Hundred Ninety Six between Wipro Limited a Company within the meaning of the Companies Act, 1956 of 1956, and having its Registered Offices at Bahktawar,
14, Nariman Point, Bombay 400 021 (hereinafter referred to as [ILLEGIBLE]

5. In Article IV, the following Sub-Section be added at the end of the existing Section 4.1 "Terms of Disbursement" :-

         "The amount of the Loan shall be credited by the Lenders to the special bank account of the Borrower specified in Section 2.3 of the Loan Agreement".

6. In Article VI - "Predisbursement Conditions", the following section be added as sub-section 6(j):

         "(j) The Borrwer shall utilise the Loan only for Project related import of capital goods/rupee expenditure and the Borrower shall, within 15 days of the date(s) of disbursement, furnish a certificate from an Auditor to the Lenders to the affect that the amounts disbursed are utilised for the aforesaid purpose."

2)       In Article IV, Section 4.11 be substituted as follows:

         "Without prejudice to any of the obligations of the Borrower in terms of the Loan Agreement, in the event of default by the Borrower in making payment in discharge of any of its obligations under the Loan Agreement on the due dates then, notwithstanding anything to the contrary contained in the Loan Agreement, the liability of the Borrower thereafter in respect of such amounts shall be in rupees, which shall be determined and notified by the Lenders to the Borrower in accordance with the provisions of sub-section 4.10(a) hereinabove (hereinafter referred to as "the rupee tied defaulted amounts").

         Notwithstanding anything to the contrary contained in the Loan Agreement, the rupee tied defaulted amounts will carry interest/further interest at the maximum lending rate of the Lenders on Rupee Loan(s) as prevailing from time to time or at the applicable rate under the Loan Agreement, whichever is higher. Such interest will be computed from the respective due dates and shall become payable upon the footing of compound interest with quarterly/half-yearly/yearly rests as provided in the Loan Agreement. The maximum lending rate of the Lenders on Rupee Loan shall until creation of final security for the Loan(s) be increased by 1.05% per annum".

3) In Article VII, Section 7.4 - sub-section (v) be substituted as follows :-

         " (v) The Nominee Director(s) shall be entitled to receive all notices, agenda, minutes, of Board Meetings, etc. and to attend all General Meetings and Board Meetings and meetings of any Committees of the Board of which he is a member."

4)       In Article VII, Section 7.3B (vii) be substituted as follows:

         IMPOSTS, COSTS AND CHARGES

         i) The Borrower shall, during the currency of the Loans under all such imposts, duties and taxes (including interest and other taxes, if any) as may be levied from time to time by the Government or other authority with the sanction of law pertaining to or in respect of the Loans;

         ii) The Borrower shall pay all other costs, charges and expenses (including cost of investigation of title to the Borrower's properties and protection of the Lenders' interests) in any way incurred by the Lenders and such additional stamp duty, other duties, taxes, charges and other penalties if and when the Borrower is required to pay according to the laws for the time being in force in the State in which its properties are situated or otherwise;

         iii) In the event of the Borrower failing to pay the monies referred to in sub-clause (i) and (ii), the Lenders will be at liberty (but shall not be obligated to pay the same. The Borrower shall reimburse all [ILLEGIBLE] by the Lenders in accordance with the provisions contained herein."

                                   ARTICLE - I

                                   DEFINITIONS

1.1      The following terms shall bear the following meanings:

(a)      "DUE DATE" means, in respect of

         i) an instalment of principal - the date on which the instalment falls due as stipulated in Schedule V hereto.

         ii)  interest - the date on which interest falls due as stipulated in
              Schedule IV hereto.

(b) "Financing Plan" means the financing plan as described in Schedule hereto.

(c) "General Conditions" means the GENERAL CONDITIONS APPLICABLE TO FOREIGN CURRENCY LOANS PROVIDED BY FINANCIAL INSTITUTIONS.

(d)      "Loan" or "Loans" or "Loan(s)" - means the amount specified in Section
         2.1 of Article II hereof agreed to be provided by the Lenders for Project related rupee expenditure or (as the context requires) so much thereof as may be outstanding from time to time.

(e) "Project" - means the project to be financed as described in Schedule I hereto.

1.2      GENERAL CONDITIONS

              The Loan(s) hereby agreed to be granted by the Lenders shall be subject to the Borrower complying with the terms and conditions set out herein and also in the General Conditions, a copy of which is annexed hereto. The General Conditions shall be deemed to form part of this Agreement and shall be read as if they are specifically incorporated herein.

              Provided, however, that the General Conditions shall in their application to this Agreement stand modified as follows:-

1) The words "Commitment Charge" wherever they appear shall be substituted by "Front End Fees".

                                [GRAPHIC OMITTED]

                                      INDIA
                                  TWENTY RUPEES


                                 LOAN AGREEMENT

         THIS AGREEMENT made this 21st day of March, One Thousand Nine Hundred and Ninety Six at Bangalore between Wipro Ltd., a company within the meaning of the Companies Act, 1956 (1 of 1956) and having its Registered Office at Bakhtawar, 229, Nariman Point, Bombay 400 021 (hereinafter referred to as "the Borrower" which expression shall, unless it be repugnant to the subject or context thereof, include its successor's and assigns);

                                       AND

THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED, a public company incorporated under the Indian Companies Act, 1913 (7 of 1913) and having its registered office at 163, Backbay Reclamation, Bombay 400 020 and a Zonal Office at "Raheja Towers", East Wing, 11 Floor, 26-27, M.G. Road, Bangalore 560 001 (hereinafter referred to as "the Lenders" which expression shall, unless it be repugnant to the subject or context thereof, [ILLEGIBLE].

                                 LOAN AGREEMENT

                               (Foreign Currency)


                                    BETWEEN


                                   WIPRO LTD.

                                  AS BORROWER


                                      AND


       THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED

                                   AS LENDERS

         IN WITNESS WHEREOF the Borrower has caused its Common Seal to be affixed hereto and to a duplicate and the Lender has caused the same and the said duplicate to be executed in duplicate on the day, month and year first above written as hereinafter appearing.

THE COMMON SEAL OF WIPRO LTD. has pursuant to the Resolution of its Board of Directors passed in that behalf on the 4th day of March 1996 hereunto been affixed in the presence of Shri J. Shanker, Corporate Treasurer and Shri Kapil
K. Jain, Corporate Finance Manager, who have signed these presents in token thereof.

SIGNED AND DELIVERED BY the withinnamed Lender by the hand of Shri V.M. Kelkar, Senior Vice President, an authorised official of the Lender.

                                                  [SIGNATURES ILLEGIBLE]

                                   SCHEDULE II

                              AMORTIZATION SCHEDULE
                                                                    (in Rupees)

Date Payment Due           Payment of                Principal Amount
                           Principal                 Outstanding after
                                                     each payment

                                                       7,82,82,152

15/01/1997                 55,92,000                   7,20,91,152
15/04/1997                 55,92,000                   6,70,99,152
15/07/1997                 55,92,000                   6,15,07,152
15/10/1997                 55,92,000                   5,59,15,152
15/01/1998                 55,92,000                   5,03,23,152
15/04/1998                 55,92,000                   4,47,31,152
15/07/1998                 55,92,000                   3,91,39,152
15/10/1998                 55,92,000                   3,39,47,152
15/01/1999                 55,92,000                   2,79,55,152
15/04/1999                 55,92,000                   2,23,03,152
15/07/1999                 55,92,000                   1,67,71,152
15/10/1999                 55,92,000                   1,11,79,152
15/01/2000                 55,92,000                     55,87,152
15/04/2000                 55,87,152

                                   SCHEDULE I

                             PARTICULARS OF THE LOAN

The Borrower has requested the Lender and the Lender have agreed to reduce the Foreign Currency Loan of US$2,229,654 lent and advance vide the Principal Agreement, by US$2,229,654 and lend and advance a rupee loan of Rs.782,83,152.

7.1      SECURITY FOR THE LOAN

(A) The Rupee Loan together with all interest, liquidated damages, premia on prepayment costs, expenses and other monies whatsoever stipulated in this Agreement shall be secured by an exclusive charge, by way of hypothecation in favour of the Lender of all the Borrower's moveable properties as more particularly described in Schedule IA of the Principal Agreement, together with their spares tools and accessories and also such other additional equipment, plant and machinery and accessories thereof, present and future, acquired / to be acquired by the Borrower out of the Rupee Loan and approved by the Lender, so as to create security adequate enough to maintain a security margin of at least 25% i.e. as asset coverage of at least 1.33 times on the assets charged to the lender as security for the Rupee Loan throughout the currency of the Rupee Loan.

7.2      CREATION OF ADDITIONAL SECURITY

         If, at any time during the subsistence of this Agreement, the Lender is of the opinion that the security provided by the Borrower has become inadequate to cover the balance of the Loan then outstanding, then, on the Lender advising the Borrower to that effect, the Borrower shall provide and furnish to the Lender, to the satisfaction of the Lender such additional security as may be acceptable to the Lender to cover such deficiency.

8.       SPECIAL CONDITIONS

         The Rupee Loan hereby granted shall also be subject to the Borrower complying with the special conditions set out in Schedule VI of the Principal Agreement.

9.       EFFECTIVE DATE OF AGREEMENT

         This Agreement shall become binding on the Borrower and the Lender on and from the date first above written. It shall be in force till all the monies due and payable under this Agreement are fully paid off.

10.      PRINCIPAL AGREEMENT IN FULL FORCE

         The Borrower agrees and confirms that save for modifications mentioned herein. The principal Agreement shall remain in full force and effect as shall be read in conjunction with these presents and be enforced as if the provisions of these presents were incorporated therein by way of addition.

11.      LIABILITIES FOR THE LOAN UNDER PRINCIPAL AGREEMENT

         The Borrower and the Lender confirm that consequent to the amount of Rs.782,83,152 being provided as Rupee Loan, the Foreign Currency amount lent and advanced under the Principal Agreement shall stand reduced by US$2,229,654.

5.       REPAYMENT:

         The Borrower undertakes to repay the principal amounts of the Rupee Loan in accordance with the Amortization Schedule set forth in Schedule II hereto.

6.       CONVERSION RIGHT IN CASE OF DEFAULT

         If the Borrower commits a default in payment or repayment of two consecutive instalments of principal amounts of the Loan or interest thereon of any combination thereof, then the Lender shall have the right to convert (which right is hereinafter referred to as "the conversion right") at its option the whole of the outstanding amount of the Rupee Loan, into fully paid up equity shares of the Borrower, at par, in the manner specified in a notice in writing to be given by the Lender to the Borrower (which notice is hereinafter referred to as the "notice of conversion") prior to the date on which the conversion is to take effect, which date shall be specified in the said notice (which date is hereinafter referred to as the "date of conversion").

         It shall not be construed as a default, if the Borrower approaches the Lender well in advance for postponement of principal or interest, as the case may be, and the Lender agrees to the same.

         (i) On receipt of notice of conversion, the Borrower shall allot and issue the requisite number of fully paid-up equity shares to the Lender as from the date of conversion and the Lender shall accept the same in satisfaction of the principal amount of the loan to the extent so converted. The part of the loan so converted shall cease to carry interest as from the date of conversion and the loan shall stand correspondingly reduced. Upon such conversion, the instalments of the loan payable after the date of conversion as per Schedule II hereto shall stand reduced proportionately by the amounts of the Loan so converted. The equity shares so allotted and issued to the Lender shall carry, from the date of conversion, the right to receive proportionately the dividends and other distributions declared or to be delcared in respect of the equity capital of the Borrower. Save as aforesaid, the said shares shall rank pari passu with the existing equity shares of the Borrower in all respects. The Borrower shall, at all times, maintain sufficient unissued equity shares for the above purpose.

         (ii) The conversion right reserved as aforesaid may be exercised by the Lender on one or more occasions during the currency of the Rupee Loan on the happening of the event specified above.

         (iii)The Borrower assures and undertakes that in the event of the Lender exercising the right of conversion as aforesaid, the Borrower shall get the equity shares which will be issued to the Lender as a result of the conversion, listed with those Stock Exchange(s) where the Borrower's shares are listed.

         g) Section 4.2 "ADJUSTMENT OF OVERDUES" of Article IV be substituted by the following:

              "Section 4.2 - ADJUSTMENT OF OVERDUES

              The Lender may deduct from sums to be lent to the Borrower any monies then remaining due and payable by the Borrower to the Lender".

         h) In Section 4.11 "LIQUIDATED DAMAGES ON DEFAULTED AMOUNTS", "2%" shall be substituted by "2.1%".

3.       AMOUNT AND TERMS OF LOAN:

         The Borrower agrees to borrow from the Lender and the Lender agrees to lend to the Borrower, on the terms and conditions contained herein as also in the General Conditions, sum to the maximum extend of Rs.782,83,152/- as set out in Schedule I hereto.

4.       INTEREST:

         (i) The Borrower shall pay to the Lender interest on the principal amount of the Rupee Loan outstanding from time to time, quarterly in each year, on January 15, April 15, July 15 and October 15. The rate of interest for each disbursement shall be 3% over the ICICI Advance Rate (exclusive of interest tax) as prevailing on the date of each disbursement out of the Loan.

         (ii) The Lender may, in its sole discretion charge interest on the Loan at the weighted average rates. For the purpose of this clause "weighted average rates" means the weighted mean of the rates of interest applicable to the Loan.

              Provided that the aforesaid interest rate will be reset on the expiry of three years from the date of first disbursement out of the Loan and the Borrower shall pay interest at such reset rate as may be notified by the Lender to the Borrower.

              Provided further that in the event of an increase in the rate of interest arising out of such reset, the Borrower shall have the option of prepay to the Lender on such reset date the entire outstanding of the Loan together with all outstanding interest and other charges and monies payable thereon.

         (iii)Disbursements made pending creation of final security as stipulated in the Agreement hereof shall carry further interest at the rate of 1.05% per annum till creation of such security.

         (iv) The Borrower shall also pay to the Lender, interest on all other monies payable to the Lender under this Agreement, at the maximum lending rate of the Lender on Rupee Loans as prevailing from time to time or at the Applicable Rate under this Agreement, whichever is higher. Such interest shall also be paid quarterly on the same dates as referred to in sub-clause (i) above.

          d) Section - 14.2 "EVIDENCE OF DEBT" be substituted by the following :-

              "Section - 14.2 "EVIDENCE OF DEBT"

              a) The words "Loan" or "Loans" wherever they approve shall be read as the "Rupee Loan" or "Rupee Loans".

              b) The words "Loan Agreement" wherever they approve shall be read as "Amendatory Agreement".

              c) The Lender shall maintain, in accordance with its usual practice, accounts evidencing the amounts from time to time lent by and owing to it under the Amendatory Agreement and the security documents executed in favour of the Lender.

              d) In any legal action or proceedings arising out of or in connection with the Amendatory Agreement, the entries made in the accounts maintained pursuant to sub-clause (c) above shall be prima-facie evidence of the existence and amount of obligations of the Borrower as therein recorded".

          e) Sub-Clause (1) of Section 4.3 of Article IV "INTEREST" be substituted by the following :-

              "All interest on the Rupee Loans and on all other monies accruing due under the Amandatory Agreement shall, in case the same be not paid on the respective due dates, carry interest/further interest at the maximum lending rate of the Lender on Rupee Loan(s) as prevailing from time to time or at the applicable rate under the Amendatory Agreement, whichever, is higher. Such interest will be computed from the respective due dates and shall become payable upon the footing of compound interest with quarterly rests as provided in the Loan Agreement. The maximum Lending rate of the Lender on Rupee Loan shall until creation of final security for the Loan(s), be increased by 1.05% per annum.

          f) Section 4.1 'TERMS OF DISBURSEMENT' of Article IV be substituted by the following :-

              "Section 4.1 - TERMS OF DISBURSEMENT

              i) The Loans will be disbursed by the Lender in one or more instalment(s) as may be decided by the Lender subject to the Borrower complying with the provisions of the Amendatory Agreement and the disbursement procedure stipulated by the Lender and the expenditure incurred on the Project being in consonance with the details mentioned in the Amendatory Agreement. All disbursements shall be by cheque(s)/authorisation(s) and the collection/remittance charges will be borne by the Borrower. The interest on the Loans will accrue as from the date of the cheque(s)/authorisation(s) of the Lender.

              ii) In the event of the Lender agreeing to disburse any amount of the Rupee Loan(s) pending creation of final security as stipulated in the Amendatory Agreement, the same may be disbursed on such terms as may be decided by the Lender.

         b) "Section 4.16 - PLACE AND MODE OF PAYMENT BY THE BORROWER" be substituted by the following:

              "Section 4.16 - PLACE AND MODE OF PAYMENT AND CREDIT THEREFOR"

              All monies payable by the Borrower to the Lender shall be paid to the Lender at their office at Bombay/Bangalore or at such other place(s) as may be specified by them by telegraphic, telex or mail transfer to the account of such office(s) or by cheque or bank draft drawn in favour of the respective Lender on a scheduled bank at Bombay/Bangalore or such other place(s) or to such other account(s) as the Lender may notify to the Borrower and shall be so paid as to enable the respective Lender to realise, at par, the amount on or before the relative due date.

              Credit for all payments by local cheque/bank draft will be given to the Lender immediately next working day after the date of receipt of the instrument or the relative due date, whichever is later.

              Credit for all payments by outstation cheque/bank draft will be given only on realisation or on the relative due date, whichever, is later."

         c) Sub clause (v) of section 7.4 - 'NOMINEE DIRECTOR' be substituted by the following :-

              (v) The Nominee Director(s) shall be entitled to receive all notices, agenda, minutes of Board Meetings, etc. and to attend all General Meetings and Board Meetings and meetings of any Committees of the Board of which he is a member.

         NOW THESE PRESENTS WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:-

DEFINITIONS

1. For the purpose of this Agreement the following terms shall have the following meanings:-

         a)   "Due Date" means in respect of

              i) an instalment of principal - the date on which the instalment falls due as stipulated in Schedule II hereto.

              ii) interest - the date on which interest falls due as stipulated in Section 4 hereto.

         b) "Financing Plan" means the financing plan as described in the Principal Agreement.

         c) "General Conditions" means the GENERAL CONDITIONS No.GC-I-86 APPLICABLE TO RUPEE LOANS PROVIDED BY FINANCIAL INSTITUTIONS.

         d) Foreign Currency Loan means US$2,229,654 lent and advanced by the Lender to the Borrower under the Principal Agreement and so much thereof as may be outstanding from time to time.

         e) "Rupee Loan(s)" means the amount specified in Section 3 hereof agreed to be provided by the Lender for the Project so much thereof as may be outstanding from time to time.

         f)   "Project" - means the project as described in the Principal
              Agreement.

         g) "ICICI Advance Rate" means the percentage rate per annum decided by ICICI from time to time as applicable for Rupee Loans to Prime Borrowers plus applicable interest tax or other statutory levy, as notified by ICICI from time to time.

2.       BORROWER'S CONFIRMATION

         The Borrower agrees and confirms that notwithstanding anything to the contrary contain in the Principal Agreement, the obligations of the Borrower to borrow the Rupee Loan and in relation to the repayment of principal and payment of interest and all other monies in respect of the Rupee Loan shall be in accordance with the provisions set out in these presents and the General Conditions No.GC-1-86 applicable to rupee loans provided by financial institutions. The General Conditions shall be deemed to form part of this Agreement and shall be read as if they are specifically incorporated herein. Provided, however, that the General Conditions No. GC-1-86 shall in their application to this Agreement stand modified as follows :-

         a) The words "commitment charge" wherever they appear shall be substituted by "front end fee".

                                  ARTICLE - II

                           AGREEMENT AND TERMS OF LOAN

2.1 (A)  AMOUNT AND TERMS OF LOAN

         The Borrower agrees to borrow from the Lenders and the Lenders agree to lend to the Borrower, on the terms and conditions contained herein as also in the General Conditions, a loan not exceeding US $ 2,229,654 equivalent to about Rs. lacs.

2.1(B)   DISBURSEMENTS

         Disbursements out of the Foreign Currency Loan shall be made in accordance with the Disbursement Procedure of the Lenders.

2.2      INTEREST

i) The Borrower shall pay to the Lender interest on the loan(s) at the rate(s) and in the manner provided in Schedule IV hereto.

ii)      Disbursements made pending creation of final security as stipulated in
         Article III shall carry further interest at the rate of 1.05% per annum with creation of such security.

iii) Provided, however, interest on rupee tied defaulted amounts, arrears of liquidated damages and sums incurred by the Lenders by way of expenses in terms of Sections 4.11, 4.5 and 4.7 respectively of the General Conditions shall be payable quarterly on February 7, May 7, August 7 and November 7.

2.3      SPECIAL BANK ACCOUNT

         The Borrower shall:

         (a) Keep the drawals from the loan in special accounts in the name of the Borrower with a scheduled bank to be approved by the Lenders, the payments from which account shall be subject to verification by any person authorised in this behalf by the Lenders. The Borrower shall also obtain and furnish to the Lenders a letter in a form approved by the Lenders from the said bank forgoing its right of set-off or lien in respect of such account.

         (b) Keep such records as may be required by the Lenders to facilitate verification of the entries in the said account. The Borrower shall also authorise the said bank to furnish to the Lenders, as and when required by it, certified true copy of the said account with details for verification by the Lenders, at the expense of the Borrower.

                                  ARTICLE - III

                                    SECURITY

3.1      SECURITY FOR THE LOAN

         The Loan together with all interest, liquidated damages, premia on prepayment costs, expenses and other monies whatsoever stipulated in this Agreement shall be secured by an exclusive charge, by way of hypothecation in favour of the Lender of all the Borrower's moveable properties as more particularly described in Schedule I A hereto, together with their spares, tools and accessories and also such other additional equipment, plant and machinery and accessories thereof, present and future, acquired/to be acquired by the Borrower out of the Loan and approved by the Lender, so as to create security adequate enough to maintain a security margin of at least 25% i.e., an asset coverage of at least 1.33 times on the assets charged to the lender as security for the Loan throughout the currency of the Loan.

(B) The Borrower shall make out a good and marketable title to its properties to the satisfaction of the Lenders and comply with all such formalities as may be necessary or required for the said purpose.


3.2      CREATION OF ADDITIONAL SECURITY

         If at any time during the subsistence of this Agreement, the Lenders is of the opinion that the security provided by the Borrower has become inadequate to cover the balance of the Loans then outstanding, then, on the Lenders advising the Borrower to that affect, the Borrower shall provide and furnish to the Lenders, to the satisfaction of the Lenders such additional security as may be acceptable to the Lenders to cover such deficiency.

         (c) Not transfer the Loan or any portion thereof from the said special account for [ILLEGIBLE]

2.4      LAST DATE OF WITHDRAWALS

         Unless the Lenders otherwise agree, the right to make drawals from the Loans shall cease on May 31, 1996.

2.5      REPAYMENT

         The Borrower undertakes to repay the principal amount of the Loans in accordance with the Amortization Schedule set forth in Schedule V hereto.

2.6      CONVERSION RIGHT IN CASE OF DEFAULT

(i) If the Borrower commits a default in payment or repayment of any instalment of principal amount of the Loans or interest thereon or any combination thereof, then, the Lenders shall have the right to convert (which right is hereinafter referred to as "the conversion right") at its option 20% of the rupee equivalent of the defaulted amount determined in accordance with Section 4.11 of Article IV of the General Conditions into fully paid up equity shares of the Borrower, at par, in the manner specified in a notice in writing to be given by the Lenders to the Borrower (which notice is hereinafter referred to as the "notice of conversion") prior to the date on which the conversion is to take effect, which date shall be specified in the said notice (hereinafter referred to as the "date of conversion").

(ii) On receipt of notice on conversation, the Borrower shall allot and issue the requisite number of fully paid-up equity shares to the Lenders as from the date of conversion and the Lenders shall accept the same in satisfaction of the said defaulted amount(s) in respect of the Loans to the extent so converted. The amount so converted shall cease to carry interest as from the date of conversion and the outstanding amount in respect of the loans shall stand correspondingly reduced. The equity shares so allotted and issued to the Lenders shall carry, from the date of conversion, the right to receive proprotionately the dividends and other distributions declared or to be declared in respect to the equity capital or the Borrower. Save as aforesaid, the said shares shall rank pari passu with the existing equity shares of the Borrower in all respects. The Borrower shall, at all times, maintain sufficient unissued equity shares for the above purpose.

(iii) The conversion right received as aforesaid may be exercised by the Lenders on one or more occasions during the currency of the Loans on the happening or the default as specified in this Section.

(iv) The Borrower assures and undertakes that in the event of the Lenders exercising the right of conversion of aforesaid, the Borrower shall get the equity shares which will be issued to the Lenders as a result of the conversion, listed with the Stock Exchange(s) at Bombay, Bangalore and such other Stock Exchange(s) as may be decided by the Lender.

                                  ARTICLE - IV

                       APPOINTMENT OF NOMINEE DIRECTOR(S)

         The Borrower agrees that the Lenders shall be entitled to appoint and withdraw from time to time one Director on the Board of Directors of the Borrower during the currency of this Agreement.

MISSION ROAD OFFICE PROJECT (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
              168     LTI LIMITED                   ??88/RND/CA25.22.09.95     WAVE BRIDGE LINK                   [ILLEGIBLE]
              169     PROJECT MGT [ILLEGIBLE]       6218/RND/CA25/8.6.95       UTP CABLE CAT        965,000.00
              170     LTI LIMITED                   5288/RND/CA25/             WAVE BRIDGE LINK    [ILLEGIBLE]    [ILLEGIBLE]
              171     NEC SINGAPORE PTE             6345/RND/CA25/             EPASX SYSTEMS       [ILLEGIBLE]
              172     PCS TECHNOLOGIES              4190/ITD/CA110             ETHERNET            314,000.00     522124.03 95
              173     BUILDING NETWORK AUTOMATION   5639/RND/CA255 8.6.95      COMMUNICATION                      263623 12 95
              174     LTI LIMITED                   5088/RND/CA25-22.08.95     WAVE BRIDGE LINK                   K02/02/11/95
              175     LANBIT COMPUTER INC.          6034/RND/CA25/15.9.95      TRANSCEIVER           109200.00      U13.10.95
                                                                                                    ----------
                                                                                                    5642030.89
                                                                                                    ----------

ELLANEOUS     176     HITECH ELECTRICAL             WL/MIS/???/12.92.95        SPEAKER TRANSFERMER    17000.00    [ILLEGIBLE]
              177     MEKASTER TELEMATICS LTD       5102/RND/CA25-????         TELNET LINK          [ILLEGIBLE]
              178     DIRECT MKG PVT LTD            WL/MIS/297/30.3.95         CEASE FIRE             2,600.00    [ILLEGIBLE]
              179     JAYSHEEL TRADING PVT LTD      WL/MIS/365/18.9.95         CEASE FIRE             70900.00    477.5.9.95
              180     JAYSHEEL TRADING P LTD        WL/MIS/403/29 01.96        FIRE EXTINGUISHERS     58050.00    ??30.12.95
              181     BLUE STAR LIMITED             WL/MIS/376/19 10 95        WATER COOLER                       5/1/11.9.95
              182     BLUE STAR LIMITED             WL/MIS/376/19 10 95        WATER COOLER           47210.00    545/11.9.95
              183     DATA PRINT SYSTEMS            WL/MIS/391/22 12 95        OHP                    67500.00    770/29.11.95
              184     BLUE STAR LIMITED             WL/MIS/295/14.3.95         WATER COOLER          22,500.00    5 1/15.3.95
                                                                                                    ----------
                                                                                                     384760.00
                                                                                                    ----------

-------------------------------------------------------------------------------------------------------------------------------
                        TOTAL                                                                    40,925,550.31
-------------------------------------------------------------------------------------------------------------------------------

MISSION ROAD OFFICE PROJECT (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
               145    [ILLEGIBLE]                 ???? 5/285/28.11.96          LIGHT FIXTURE                       [ILLEGIBLE]
                                                                                                   ------------
                                                                                                    20055495.??
                                                                                                   ------------

NDITIONING     146    GETHA ELECTRICALS              WIL/MIS/355/22.8.95       ELECTRICAL WORK     2,302,000.00

CALS           147    KEB                            NIL/24 03.95              TEMP POWER DEPOSIT     73,800.00    NIL/24.03.95
               148    LOTUS ENERGY SYSTEMS           6021/FND/18.7.95          DIESEL GENERATOR    3,810,164.00    02/08.08.95
               149    KEB DEPOSIT/500 KVAHT POWER                              PT POWER              750,000.00
               150    DYNAM ELECTRO CONTROLS         WIL/MIS/347/29.7.95       AVE PANEL             354,640.00    [ILLEGIBLE]
               151    NEW PARVEEN ELECTRICALS        WIL/MIS/264/3.1.95        ELEC INSTALLATION     629,997.74
               152    NEW PARVEEN ELECTRICALS        LETTER DT 15.3.95         LIAISON CHGS           45,000.00    CHECK REQ.
               153    KEB DEPOSIT/METER                                        METER DEPOSIT          44,000.00
                                                                                                   ------------
                                                                                                     6707601.74
                                                                                                   ------------

               154    LOTUS ENERGY SYSTEMS P LTD     WIL/MIS/346/27.7.95       INSTALL OF DG         140,812.00    129/19.9.95
               155    LOTUS ENERGY SYSTEMS P LTD     WIL/MIS/345/27.7.95       EXHAUST SYSTEMS       182,619.00    226/19.9.95
               156    LOTUS ENERGY SYSTEMS P LTD     WIL/MIS/345/27.7.95       EXHAUST SYSTEMS                     227/19.9.95
               157    PILAZETA BATTERIES             4185/ITD/6.3.95           LEAD ACID BATTERY     242,197.50    147/01.03.95
               158    DELTA POWER EQUIPMENTS         5056/FND/CA25/24.7.95     VOLTAGE STABIISER      53,150.00    351/12.9.95
               159    EMERSON ELECTRIC (THRO LC)     6020/FND/CA25/23.6.95     UPS                 4,265,871.00    2/23.8.95
               160    DB ELECTRONICS                 4184/ITD/CA112/6.3.95     30 KVS UPS            459,680.00    23/27.3.95
                                                                                                    -----------
                                                                                                     5822679.50
                                                                                                    -----------

               161    BUILDING NTWORK AUTOMATION     5039/FND/CA25/8.6.95      COMMUNICATION         522,414.00    2398/9.9.95
               162    BUILDING NTWORK AUTOMATION     5039/FND/CA25/8.6.95      COMMUNICATION                       2629/19.12.95
               163    SRAVANA ENGG INDUSTRIES        WIL/MIS/386/21.12.95      COMMUNICATION TOWER    91,284.89    66/21.12.95
               164    UNGERMANN-BASS (THRO LC)       6019/FND/CA25/16.6.95     HUBS, SWITCHS       2,012,732.00    369524/26.7.9
               165    UNGERMANN-BASS (THRO LC)       6019/FND/CA25-16.6.95     HUBS,SWITCHS                        369349/24.7.9
               166    I T I LIMITED                  5088/FND/CA25-22.09.95    WAVE BRIDGE LINK                    K01A/02/11/95
               167    UNGERMANN-BASS (THRO LC)       6019/FND/CA25/16.6.95     HUBS,SWITCHS                        370018/31.7.9

MISSION ROAD OFFICE PROJECT  (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
               109    BAKELITE HYLAM LTD            WIL/MIS/401/20.01.96       LAMINATE SHEETS       143558.94    3543/28.12.95
               110    WIPRO LIGHTING                WIL/MIS/332/22.6.95        LUMINARIES           280,437.50    280/26.5.95
               111    PRIYESH ENTERPRISES           WIL/MIS/380/10.11.95       TILES                 216000.00    695/27.11.95s
               112    PRAMITHA ENTERPRISES          WIL/MIS/393/27.12.95       VENETION BLIND       [ILLEGIBLE]   173/3.12.95
               113    ACM SERVICES                  WIL/MIS/368/15.9.95        LAYING TILES           33456.O0    847/26.9.95
               114    BAKELITE HYLAM LTD            WIL/MIS/338/24.7.95        LAMINATE SHEET                     1400/19.7.95
               115    ACM SERVICES                  WIL/MIS/368/15.9.95        LAYING TILES                       851/16.10.95
               116    DELTA POWER EQUIPMENT CC      4186/ITD/CA112/6.3.95      STABILIZERS            1,300.00    875/23.3.95
               117    PRIYESH ENTERPRISES           WIL/MIS/378/15.9.95        TILES                  52920.00    633/26.9.95
               118    DUBAS ENGINEERING PVT LTD     4187/ITD/CA112/6.3.95      STEEL RACKS, CABLES   35,000.00    3/17.4.95
               119    PRIYESH ENTERPRISES           WIL/MIS/367/23.9.95        TILES                  23820.00    654/16.10.95
               120    VOLTAS LIMITED                WIL/MIS/314/4.5.95         SPILT AIRCONDITION   287,750.00    568049/3.7.95
               121    NEW PARVEEN ELECTRICALS&ENGG  SSN/MIS/97.9.95            SHIFTING RVU         [ILLEGIBLE]
               122    RAMKUMAR & PRAKASH            WIL/MIS/325/6.5.95         FALSE CEILING         64,169.64    NIL/22.8.95
               123    PRAVITHA ENTERPRISES          WIL/MIS/275/10.11.95       VENETIAN BLINDS        98475.00    1195/18.01.95
               124    EXXON AGENCIES                WIL/MIS/412/15.2.96        SOFAS                  43641.00    36/19.7.95
               125    FEATHERLITE SEATING SYSTEM    WIL/MIS/379/08.11.95       SUPPLY CHAIR          630000.00    149/30.09.95
               126    BLUE STAR LIMITED             WIL/MIS/336/27.6.95        AIR CONDITIONER      761,300.00    40782128.7.95
               127    FEATHERLITE SEATING SYSTEM    WIL/MIS/379/08.11.95       SUPPLY CHAIR                       156/13.10.95
               128    WOODSNERA                     WIL/MIS/342/18.7.95        INTERIORS          1,701,074.00    55/56
               129    FEATHERLITE SEATING SYSTEM    WIL/MIS/379/08.11.95       SUPPLY CHAIR                       167/27.10.95
               130    BAKELITE HYLAM LTD            WIL/MIS/338/24.7.95        LAMINATE SHEET       130,253.48    1213/5.7.95
               131    GETHA ELECTRICALS             WIL/MIS/374/17.10.95       ELECTRICAL CABLE      180569.00    578/06.11.95
               132    FEATHERLITE SEATING           WIL/MIS/400/21.01.95       CHAIRS                355000.00    251/05.02.96
               133    BLUE STAR LIMITED             WIL/MIS/381/10.11.95       AIRCONDITIONING       187525.00    136/15.12.95
               134    M SOLAMANI                    WIL/MIS/327/1.6.95         INTERIROS             67,176.00    NIL/1.6.95
               135    MANI SALES (BLR)              WIL/MIS/396/08.1.96        LIGHT FIXTURE         193843.00    10221/26.12.9
               136    RAMKUMAR & PRAKASH            WIL/MIS/335/23.6.95        FALSE CEILING        112,870.00    NIL/17.7.95
               137    MANI SALES (BLR)              WIL/MIS/285/29.11.95       LIGHT FIXTURE         168111.88    9913/9.10.95
               138    WIPRO LIGHTING                WIL/MIS/332/22.6.95        LUMINARIES                 0.00    1001/29.7.95
               139    MANI SALES (BLR)              WIL/MIS/285/29.11.95       LIGHT FIXTURE                      9914/9.10.95
               140    FORMICA INDIA DIVISION        WIL/MIS/302/13.4.95        LAMINATE SHEET       161,710.00    1338/18.6.95
               141    MANI SALES (BLR)              WIL/MIS/285/29.11.95       LIGHT FIXTURE                      10059/17.11.9
               142    PRAMITHA ENTERPRISES          WIL/MIS/337/28.6.95        VENETIAN BLINDS                    1175/3.12.95
               143    FEATHERLITE COLLECTION        WIL/MIS/326/3.6.95         CHAIRS                             62/30.06.95
               144    MANI SALES (BLR)              WIL/MIS/285/29.11.95       LIGHT FIXTURE                      10101/27.11.9

MISSION ROAD OFFICE PROJECT  (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
                73    AMTREX APPLIANCES LTD         WIL/MIS/366/21.09.95       SPLIT AIRCONDITIONER  373220.03
                74    WIPRO LIGHTING                WIL/MIS/332/22.6.95        LUMINARIES                 0.00     754/12.7.95
                75    SHREE MUKESH ENTERPRISES      WIL/MIS/405/3.2.95                                72759.00
                76    TECHNOVATIONS                 WIL/MIS/351/15.7.95        DISPLAY BOARD         12,645.03     234/17.7.95
                77    POTENTIAL SERVICE CONSULTANTS NIL/5.10.95                CONSULTINGS CHG        30000.00
                78    BAKELITE HYLAM LTD            WIL/MIS/392/27.12.95       LAMINATE SHEETS                     2096/11.9.95
                79    SYNERGY ART FOUNDATION LTD    WIL/MIS/382/27.11.95       PAINTING                7768.00     023/15.07.95
                80    BAKELITE HYLAM LTD            WIL/MIS/338/24.7.95        LAMINATE SHEET                      1030/23.6.95
                81    HITECH ELECTRICAL ENTERPRISES WIL/MIS/371/22.9.95        SPEAKERS               31450.00     15/9.9.95
                82    PEAK SYSTEMS                  WIL/MIS/387/22.12.95       AIRCONDITIONING WORK                891/10.6.95
                83    HITECH ELECTRICAL ENTERPRISES WIL/MIS/371/22.9.95        SPEAKERS                            22/25.9.95
                84    WIPRO LIGHTING                WIL/MIS/274/3.1.95         LUMINAIRES             6,158.45     2393/10.02.95
                85    THE ROYAL FURNISHING CO.      WIL/MIS/369/25.9.95        CARPET                157579.18     778/4.8.95
                86    SRI VIVEK ENTERPRISES         WIL/MIS/299/4.4.95         TILES                 84,000.00     NIL/20.8.95
                87    ROOPASRI ENTERPRISES          ENS/RND/021/MIS/15.9.9     TILE POLISHING          6806.25     NIL/22.9.95
                88    SRI VIVEK ENTERPRISES         WIL/MIS/310/3.5.95         CIVIL WORK           218,516.62     NIL/1.9.95
                89    CHANDRABANU GUP THA           WIL/MIS/370/28.9.95        FALSE CEILING         350000.00
                90    MANI SALES (BLR)              WIL/MIS/285/29.11.95       LIGHT FIXTURE                       10075/21.11.9
                91    AMTREX APPLIANCES LTD         WIL/MIS/372/28.9.95        SPLIT AIRCONDITIONER  467400.00     32/10.11.95
                92    FORMICA INDIA DIVISION        PO/286/302/296             TDS WRG PAID
                93    MANI SALES (BANGALORE)        WIL/MIS/373/12.10.95       LIGHT FIXTURE          61990.00     9873/26.8.95
                94    BAKELITE HYLAM LTD            WIL/MIS/301/12.4.95        LAMINATE SHEET       350,143.76     230/24.4.95
                95    MANI SALES (BANGALORE)        WIL/MIS/373/12.10.95       LIGHT FIXTURE                       9765/26.8.95
                96    FORMICA INDIA DIVISION        WIL/MIS/309/2.5.95         LAMINATE SHEET                      1357/29.4.95
                97    VIVEK ENTERPRISES             WIL/MIS/375/16.10.95       CIVIL WORK             10500.00     NIL/6.10.95
                98    FEATHERLITE COLLECTION        WIL/MIS/326/3.6.95         CHAIRS               488,250.00     82/18.7.95
                99    THE BOMBAY BURNAG TRADING     WIL/MIS/402/20.1.96        LAMINATE SHEETS                     2052/26.10.95
               100    SHREE MUKESH ENTERPRISES      WIL/MIS/389/22.12.95       INTERIORS                           NIL/20.12.95
               101    THE BOMBAY BURNAG TRADING     WIL/MIS/402/20.1.96        LAMINATE SHEETS        32342.00     2217/04.12.95
               102    MANI SALSE (BANGALORE)        WIL/MIS/411/13.2.96        LIGHTING                            10132/1.12.95
               103    WOODEN ERA                    WIL/MIS/397/9.01.96        INTERIORS             400717.00
               104    SHREE MUKESH ENTERPRISES      WIL/MIS/389/22.12.95       INTERIORS                           NIL/16.12.95
               105    BAKELITE HYLAM LTD            WIL/MIS/401/20.01.96       LAMINATE SHEETS                     3883/20.01.95
               106    PRAMITHA ENTERPRISES          WIL/MIS/337/28.6.95        VENETIAN BLINDS      175,812.00     1135/6.9.95
               107    BAKELITE HYLAM LTD            WIL/MIS/401/20.01.96       LAMINATE SHEETS                     3617/30.12.95
               108    BLUE STAR LIMITED             WIL/MIS/394/16.7.95        AIRCONDITIONER       970,325.00     90/21.9.95


MISSION ROAD OFFICE PROJECT  (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION     B. NO.DATE        AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
                37    FORMICA INDIA DIVISION        WIL/MIS/334/25.8.95        LAMINATE SHEET       44,923.04     1584/25.6.95
                38    DUBAS ENGG PVT LTD            4187/ITD/CA112             STEEL BACK           35,000.00     3/17.4.95
                39    THE BOMBAY BURNAG TRADING     WIL/MIS/359/25.8.95        LAMINATE SHEETS     [ILLEGIBLE]    1938/19.9.95
                40    VOLTAS UNITED                 WIL/MIS/314/4.5.95         SPILT AIRCONDITION                 558048/3.7.95
                41    MANI SALSE (BANGALORE)        WIL/MIS/411/13.2.95        LIGHTING                           10160/8.12.95
                42    BAKELITE HYLAM LTD            WIL/MIS/301/12.4.95        LAMINATE SHEET            0.00     155/16.4.95
                43    FEATHERLITE PRODUCTS P LTD    WIL/MIS/281/13.2.95        CHAIRS               82,789.00     832/28.02.95
                44    FORMICA INDIA DIVISION        WIL/MIS/309/2.5.95         LAMINATE SHEET       21,712.80     1404/5.5.95
                45    VOLTAS LIMITED                WIL/MIS/275/4.2.95         AIRCONDITIONER       11,000.00     557119/18.4.9
                46    FORMICA INDIA DIVISION        WIL/MIS/309/2.5.95         LAMINATE SHEET                     1339/18.4.95
                47    SHREE MUKESH ENTERPRISES      WIL/MIS/383/27.11.95       INTERIORS             52520.00     NIL/27.11.95
                48    BLUE STAR LIMITED             WIL/MIS/328/7.6.95         AIRCONDITIONING   1,077,445.00     71/7.8.95
                49    BALAJI ENTERPRISES            WIL/MIS/294/10.3.95        BIRLA 3M MATTING      2,200.00     411/10.03.95
                50    FEATHERLITE COLLECTION        WIL/MIS/326/3.6.95         CHAIRS                             101/03.08.95
                51    MANI SALSE (BANGALORE)        WIL/MIS/411/13.2.96        LIGHTING              51600.00     10198/20.12.9
                52    SHREE MUKESH ENTERPRISES      WIL/MIS/390/22.12.95       INTERIORS            236475.00
                53    PRAMITHA ENTERPRISES          WIL/MIS/406/3.2.96         VENETIAN BLIND        32250.00
                54    SRAVANA INDUSTRIES            WIL/MIS/417/29.02.96       CABLE TRENCH          37075.00     3/14.02.95
                55    COIR BOARD SHOWROOM & SLS     ENS/RND/MIS/017/11.8.9     COIR MATS            13,951.00     NIL/11.9.95
                56    ACM SERVICES                  WIL/MIS/408/9.2.96         VINAL TILES           51480.00     873,868/29.1.9
                57    SRAVANA ENGG ENTERPRISES      WIL/MIS/363/09.9.95        PANEL CONNECTORS    193,013.60     063/16.11.95
                58    SRAVANA ENGG ENTERPRISES      WIL/MIS/330/20.6.95        CABLE TRENCH         36,712.78     39/05.07.95
                59    ACM SERVICES                  WIL/MIS/353/25.9.95        LAYING OF TILES      14,160.00     834/14.8.95
                60    SRI VIVEK ENTERPRISES         WIL/MIS/331/20.6.95        CIVIL WORK          210,645.42     NIL/11.9.95
                61    ACM SERVICES                  WIL/MIS/353/25.9.95        LAYING OF TILES                    842/15.9.95
                62    WIPRO LTD LIGHTING DIVN       WIL/MIS/333/22.6.95        LUMINARIES            9,783.49     306/24.05.95
                63    PRIYESH ENTERPRISES           WIL/MIS/352/25.8.95        SUPPLY OF TILES      75,600.00     587/14.8.95
                64    GETHA ELECTRICALS             WIL/MIS/220/27.6.95        CONTROL PANELS      777,285.00
                65    PRIYESH ENTERPRISES           WIL/MIS/352/25.8.95        SUPPLY OF TILES                    617/15.9.95
                66    PRAMITHA ENTERPRISES          WIL/MIS/337/28.6.95        VENETIAN BLINDS                    1158/23.10.95
                67    BAKELITE HYLAM LTD            WIL/MIS/344/25.7.95        LAMINATE SHEET       350143.75     1679/8.8.95
                68    TREVENI WOOD WORKS            WIL/MIS/339/4.7.95         INTERIORS           105,430.00     NIL/4.7.95
                69    BAKELITE HYLAM LTD            WIL/MIS/344/25.7.95        LAMINATE SHEET                     1697/9.8.95
                70    CHANDRABANU GUPTA             WIL/MIS/216/10.7.95        FALSE CEILING       196,600.00
                71    BAKELITE HYLAM LTD            WIL/MIS/364/25.8.95        LAMINATE SHEET        28011.50     1712/10.8.95
                72    SHREE MUKESH ENTERPRISES      WIL/MIS/389/22.12.95       INTERIORS             94024.00     NIL/18.12.95

MISSION ROAD OFFICE PROJECT  (STATUS AS ON 15.03.96)

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
                 1    SRI BYRAWESHWARA PLUMBING WORK WIL/MIS/362/25.8.95        CIVIL WORK          248,925.00
                 2    SRI BYRAWESHWARA PLUMBING WORK WIL/MIS/361/25.8.95        CIVIL WORK          258,345.00
                 3    M. SOLAMANI & SONS             WIL/MIS/272/28.1.95        INTERIORS           142,674.??]    [ILLEGIBLE]
                 4    SRAVANA ENGG ENTERPRISES       WIL/MIS/360/1.9.95         CABLE TRENCH        100,500.00
                 5    RAMKUMAR & PRAKASH             WIL/MIS/276/4.2.95         FALSE CEILING        47,017.00     FB/24.6.95
                 6    SRAVANA ENGG ENTERPRISES       WIL/MIS/359/25.8.95        CABLE TRENCH         50,920.00     48/1.9.95
                 7    AVIK PRODUCT DEVELOPMENT       WIL/MIS/285/22.2.95        SOFT MUSIC SYSTEM    17,000.00     187/23.2.95
                 8    KEB/1C 191                     NOTICE DT 6.9.95           SUPERVISION CHGS     66,867.00
                 9    PRAJWAL ENTERPRISES            WIL/MIS/284/21.2.95        VENETION BLIND       13,937.50     55/27.02.95
                10    WIPRO LIGHTING                 WIL/MIS/343/24.7.95        LUMINARIES           19,888.00     755/12.7.95
                11    BAKELITE HYLAM LTD             WIL/MIS/392/27.12.95       LAMINATE SHEETS                    328519 12 95
                12    NEW PARVEEN ELECTRICALS        WIL/MIS/350/8.8.95         CIVIL WORK           24,060.00
                13    SOLAMANI & SONS                WIL/MIS/287/14.3.95        INTERIORS           697,929.58     3214 9.95
                14    BLUE STAR LIMITED              WIL/MIS/349/4.8.95         AIR CONDITIONER     271,360.00     31/21.9.95
                15    THE ROYAL FURNISHING CO.       WIL/MIS/283/21.3.95        CARPET               27,360.00     576/28.02.95
                16    SHASHIDHARA S                  WIL/MIS/344/21.8.95        CIVIL WORK           53,425.71     NIL/25.3.95
                17    PEAK SYSTEMS                   WIL/MIS/387/22.12.95       AIRCONDITIONING WORK  10240.00     1553/24.08.95
                18    LOTUS ENERGY SYSTEMS P LTD     WIL/MIS/348/27.7.95        NOISE CONTROL       670,000.00     24/10.10.95
                19    WIPRO LIGHTING                 WIL/MIS/276/8.2.95         LUMINAIRES                0.00     3056/23.2.95
                20    LOTUS ENERGY SYSTEMS P LTD     WIL/MIS/348/27.7.95        NOISE CONTROL             0.00     26/18.10.95
                21    WIPRO LIGHTING                 WIL/MIS/274/3.1.95         LUMINAIRES                         2694/10.02.95
                22    NEW PARVEEN ELECTRICALS        WIL/MIS/322/14.7.95        TEMP CONNECTION      28,548.00     1/3.4.95
                23    BAKELITE HYLAM LTD             WIL/MIS/392/27.12.95       LAMINATE SHEETS       60500.00     3163/30.11.95
                24    GETHA ELECTRICALS              WIL/MIS/288/9.3.95         ELECTRICAL WORK      52,025.07     534/04.03.95
                25    FEATHERLITE SEATING            WIL/MIS/400/21.01.96       CHAIRS                             24/24.01.96
                26    GROUP 4 SECURITIES                                        CIRCUIT TV           356313.00
                27    FORMICA INDIA DIVISION         WIL/MIS/277/1.4.95         LAMINATE SHEET       11,694.87     1129/16.2.95
                28    DATA PRINT SYSTEMS             WIL/MIS/296/13.3.95        OVERHEAD PROJECTOR   22,500.00     235/13.03.95
                29    TEEKAYS DESIGN & DEVELOPMENT   WIL/MIS/315/4.5.95         INTERIORS         1,522,513.00
                30    WIPRO LIGHTING                 WIL/MIS/276/8.2.95         LUMINARIES           20,521.28     3057/23.2.95
                31    RAMKUMAR & PRAKASH             WIL/MIS/312/3.5.95         FALSE CEILING        98,000.00     FB/24.6.95
                32    SRAVANA ENGG ENTERPRISES       WIL/MIS/311/4.5.95         PANEL CONNECTORS     43,197.39     046/7.8.95
                33    FORMICA INDIA DIVISION         WIL/MIS/286/1.3.95         LAMINATE SHEET       64,684.00     1199/13.3.95
                34    FORMICA INDIA DIVISION         WIL/MIS/286/1.3.95         LAMINATE SHEET                     1236/20.03.95
                35    N SURESH                       WIL/MIS/357/24.8.95        PAINTING            334,000.00     R.NO.1/25.7.9
                36    FORMICA INDIA DIVISION         WIL/MIS/298/4.4.95         LAMINATE SHEET       26,520.44     1312/7.4.95


CASTLE STREET PROJECT

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION     B. NO.DATE       AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
               169    Building Network Automation   4039/ITD/10.06.94          COMMUNICATION       1612/16.8.94   [ILLEGIBLE]
               170    RCS TECHNOLOGY                4086/ITD/CA19              ENTERNET HUB        206/26.9.94    167,000.00
               171    PAM ELECTRONICS               4087/ITD/CA19              MEDIA CONNECTORS    487/30.9.94     52,500.00
                                                                                                                 ------------
                                                                                                                  1033159.50
                                                                                                                 ------------

MISCELLANEOUS  172    ANALOG & DIGITAL SYSTEM       4016/ITD/005               E. TRANSCEIVER                      30,498.00
               173    Pramitha Enterprises          185/25.08.94               VENETIAN BLINDS     1005/26.9.94    67,282.00
               174    EUREKA FORBES                 4040/ITD/CA/007            VACUUM CLEANER      53/23.6.94      11,580.00
               175    TORSTEEL RESEARCH FOUND       NIL/28.7.94                CONSULTATION FEE    11581/8.7.94     2,933.00
               176    Ravi Naidu Isand                                         SAND/CEMENT SHIFT   NIL/22.4.94      3,400.00
               177    Safex Fire Protection Systems 177/16.08.94               FIRE SERVICE        NIL/13.12.94    81,000.00
               178    AUF TOOLS CENTRE              4066A/ITD/CA19             TOOL KITS           1543/01.08.94    5,442.90
               179    ELECTRONIC & CONTROLS         19170/RND/AVC              AMC                 NIL              7,848.50
               180    Safex Fire Services           WIL/R0/BNG/178             FIRE SERVICE        408/25.8.94     28,570.00
               181    Pramitha Enterprises          146/13.07.94               VENETIAN BLINDS     962/4.8.94      49,170.75
               182    Tor Steel Research Fou        /16.05.94                  CONSULTATION FEE    2741/24.5.94    19,552.00
               183    Tor Steel Research Fou        /14.04.94                  CONSULTATION FEE    2741/24.5.94    12,709.00
               184    K A ELECTRONICS               4011/ITD/KA008             TRANSFORMERS                        12,000.00
               185    Safex Fire Services           SSN/fire ext               FIRE SERVICE                        13,624.60
                                                                                                                ------------
                                                                                                                   345610.75
                                                                                                                ------------

-------------------------------------------------------------------------------------------------------------------------------
                           TOTAL                                                                               18,517,080.69
-------------------------------------------------------------------------------------------------------------------------------

CASTLE STREET PROJECT


-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
               139    Sunpower Engineers & Consul   155/25.07.94               SPARES FOR DG        63/12.7.94      31,193.30
               140    GMMCO                         73/12.04.94                DG SET               H23/20.5.94    655,000.00
               141    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION   3/23.5.94           0.00
               142    Paharpur Cooling Towers       [ILLEGIBLE]                COOLING TOWER                             0.00
               143    Lotus Energy Systems Ltd.     159/03.08.94               SPARES FOR DG        10/3.10.94     225,000.00
               144    Paharpur Cooling Towers       81/19.04.94                COOLING TOWER        154/10.05.94    33,280.00
               145    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION  57/10.6.94           0.00
               146    New Praveen Electricals       97/10.05.94                ELEL INSTALLATION    6/23.7.94    1,155,888.00
               147    Sri Manjunatha chain pull     139/29.06.94               DG UNLOADING CHRGS   21/21.6.94       2,151.00
               148    Deebe Power Systems P Ltd.    186/26.8.94                ELECL INSTALLATION                   25,000.00
               149    New Praveen Electricals       SSN approval               ELELC INSTALLATION   1550/05.04.94   64,364.20
               150    WIPRO Lighting                89/27.04.94                LIGHTS FITTINGS      138/11.5.94          0.00
               151    Mahaveer Electric Co.         82/19.04.94                CEILING FANS         711/22.4.94     29,897.05
               152    WIPRO Lighting                48/07.03.94                LIGHT FITTINGS       742/17.3.94      1,040.00
               153    K A ELECTRONICS               4088/ITD/CA19              TRANSFORMER          600/16.9.94      9,400.00
               154    GMMCO                         122/04.06.94               DG SET               37/15.7.94     157,000.00
               155    Venkatesh Pai                 WIL/RO/BNG/249             PLUMBING WORKS       NIL/25.10.94    26,617.00
               156    SRAVANA ENGG INDUSTRIES       WIL/RO/BNG/257             ELECTRICAL WORK      658/06.12.94    62,136.83
               157    K A ELECTRONICS               4088/ITD/CA19              TRANSFORMER          610/22.9.94      6,000.00
               158    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION  59/10.6.94           0.00
               159    WIPRO Lighting                78/18.04.94                LIGHTS FITTINGS      895/16.5.94    125,675.00
               160    LAKSHMI Enterprises           124/13.06.94               DG ROOM              NIL/25.5.94     14,763.50
               161    GMMCO Ltd                     56/08.03.94                DG SET               M12/11.5.94    690,000.00
                                                                                                                  -----------
                                                                                                                   6314445.88
                                                                                                                  -----------

PS             162    D B Electronics (thro LC)     19164/RND/25.02.94         P AND M                           1,653,597.00
               163    K A ELECTRONICS               4062/ITD/CA/031            TRANSFORMER          559/10.08.94    10,800.00
               164    DUBAS ENGG P LTD              4015A/ITD/9495/014         COOLANT OIL          14/20.7.94      52,875.00
               165    GARCICON (INDIA) P LTC        4090A/ITD/CA19             CHEMICAL             9495030/15.9     6,002.50
               166    Pilazetta UPS                 19163/RND/16.03.94         BATTERIES            3/7.5.94       919,360.00
                                                                                                                  -----------
                                                                                                                   2642634.50
                                                                                                                  -----------

COMMUNICATION  167    RCS TECHNOLOGIES              4106/ITD/CA19              EHTERNET TRANSEVERS  243/17.10.94   395,000.00
               168    Building Network Automation   4012/ITD/28.04.94          COMMUNICATION        1534/21.6.94   221,108.00


CASTLE STREET PROJECT


-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
               103    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION   62/12.7.94      49,302.47
               104    Dubas Engineering Stabilise   19 69/RND/09.03.94         STABILISERS           10/12.5.94     340,160.00
               105    WIPRO Lighting                48/07.03.94                LIGHT FITTINGS        93/17.3.94      17,701.79
               106    Delta Power Equip.            [ILLEGIBLE]                VOLTAGE STABILISER    251/14.7.94    [ILLEGIBLE]
               107    SRI SHAKTH ELECTRICAL                                    ELEC. LABOUR WORK     NIL/21.5.94        900.00
               108    Dubas Engineering             19170/RND/09.03.94         P AND M                              112,360.00
               109    B. Venkatesh Pai              144/13.07.94               CIVIL WORK            NIL/26.7.94     24,641.40
               110    Sunpower Engineers elec       118/31.05.94               SPARES FOR DG         53/18.5.94       9,152.00
               111    WIPRO Lighting                103/18.05.94               LIGHTS FITTINGS                            0.00
               112    GETHA ELECTRICALS             WIL/RO/BNG/265             ELECTRICALS           512/21.01.95    29,038.00
               113    B. Venkatesh Pai              153/25.07.94               CIVIL WORK            NIL/6.7.94      19,586.00
               114    GMMCO                         122/04.06.94               DG SET                36/15.7.94     157,000.00
               115    WIPRO Lighting                89/27.04.94                LIGHTS FITTINGS       91/30.6.94      79,237.50
               116    Sunpower Engineers elec       95/03.03.94                DG SET INSTALLATION   [ILLEGIBLE]    [ILLEGIBLE]
               117    Lotus Energy Systems          128/22.6.94                SPARES FOR DG         5/4.7.94        17,100.00
               118    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION   66/20.7.94     243,154.23
               119    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION   4/25.5.94       15,169.00
               120    S Lalit Electricals           102/17.05.94                                     23993/14.5.94        0.00
               121    Lotus Energy Systems Ltd      159/03.08.94               SPARES FOR DG         9/29.9.94      225,000.00
               122    S.Lalit Electricals           102/17.05.94                                     23950/5.5.94         0.00
               123    Sunpower Engineers Elec       96/03.05.94                DG SET INSTALLATION   71/26.9.94      20,265.00
               124    WIPRO Lighting                46/17.03.94                LIGHT FITTINGS                        47,500.00
               125    Sunpower Engineers Elec       96/03.05.94                DG SET INSTALLATION   58/10.6.94           0.00
               126    WIPRO Lighting                48/07.03.94                LIGHT FITTINGS        743/17.3.94      2,795.00
               127    Potential Service Consultants NIL/19.03.94               ELECL CONSULTENCY     279/8.8.94      39,425.00
               128    Dubas Engg P Ltd              19170/RND/CASTLE           CONNECTIVE CABLES                    112,360.00
               129    Sunpower Engineers            127/20.06.94               SPARES FOR DG         61/30.6.94       8,603.00
               130    Dubas Engg P Ltd              19169/RND/CASTLE           STABILIZER                           125,080.00
               131    Venkatesh Pai                 119/31.05.94               CIVIL WORK            NIL/14.6.94     37,002.00
               132    DUBAS ENGG P LTD              19169/RND/CASTLE           STABILIZER                                 0.00
               133    GETHA ELECTRICALS             WIL/RO/BNG/279             ELECTRICALS           511/19.01.95    36,272.25
               134    Sunpower Engineers & Consult  WIL/RO/BNG/140             CLADDING-EXHAUST PIPE 67/25.7.94      48,365.00
               135    Sunpower Engineers And Consul 189/26.08.94               ELECL INSTALLATION    70/26.8.94       9,903.50
               136    S. Lalit Electricals          102/17.05.94               LUMINAIRS             24023/26.5.94   18,807.20
               137    G. Sathyamurthy               KEB Deposits               ELEC DEPOSIT                         728,000.00
               138    Mahaverr Electric Co.         101/17.05.94               CEILING FAN           58155/2.6.94    36,052.33

CASTLE STREET PROJECT


-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
                73    Featherlite Seating Sys       88/27.04.94                CHAIRS               69/22.6.94           0.00
                74    Priyesh Enterprises           4177/03.03.94              TILES                314/31.3.94     20,565.93
                75    Featherlite Seating Sys       88/27.04.94                CHAIRS               54/9.6.94      288,000.00
                76    Triveni Wood Works            WIL/RO/BNG/145             PELMETS FIXING       NIL/18.6.94      3,478.00
                77    Sravana Engg                  119/04.06.94               INTERIORS            543/29.6.94    [ILLEGIBLE]
                78    TRIVENI WOOD WORKS            WIL/RO/BNG/210             INTERIORS            NIL/12.09.94    30,097.50
                79    Sravana Engg                  120/04.06.94               INTERIORS            644/29.6.94     36,018.00
                80    Formica India                 38/09.04.94                INTERIORS            4500/22.3.94   125,348.84
                81    Sravana Engg                  121/04.06.94               INTERIORS            646/28.7.94     17,536.73
                82    M Solamani                    37/15.02.94                INTERIORS            NIL/11.02.95    72,288.50
                83    Getha Electricals             WIL/RO/BNG/250             PANEL FOR COMPRESSOR 293/19.5.94     17,646.00
                84    Getha Electricals             71/12.04.94                ELEL INSTALLATION    171/7.7.94     253,249.25
                85    Getha Electricals             125/15.06.94               ELECL INSTALLATION   167/2.6.94     143,040.50
                                                                                                                   ----------
                                                                                                                   6059480.9
                                                                                                                   ----------

AIR             86    Voltas Ltd                    95/03.05.94                AC PLANT             53536/18.5.94   97,800.00
CONDITIONING    87    Voltas Ltd A/cond             50/07.03.94                AC PLANT             001497/10.8    115,800.15
                88    Voltas Ltd                    86/22.04.94                AC PLANT             53537/18.5.94   48,900.00
                89    Raman & Associates A/C 2ND FL NIL/23.02.94               AC CONSULTENCY       NIL/23.5.94     15,000.00
                90    Voltas Limited                181/20.08.94               AC PLANT             123/2.9.94           0.00
                91    Amtrex Appliances             WIL/RO/BNGF/192            Sofit airconditioner 39/7.10.94      53,318.00
                92    Voltas Limited                181/20.08.94               AC PLANT             121/2.9.94           0.00
                93    Voltas Ltd A/cond             50/07.03.94                AC PLANT             001450/13.5    735,644.00
                94    Voltas Limited                181/20.08.94               AC PLANT             124/2.9.94           0.00
                95    Raman & Associates A/C 2ND FL NIL/23.02.94               AC CONSULTENCY       NIL/14.7.94          0.00
                96    Voltas Limited                162/04.08.94               AC PLANT                            353,000.00
                97    Voltas Ltd                    77/15.04.94                AC PLANT             515202/15.4     86,586.00
                98    Voltas Limited                181/20.08.94               AC PLANT             122/2.9.94     615,701.00
                                                                                                                   ----------
                                                                                                                   2121749.15
                                                                                                                   ----------

ELECTRICALS     99    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION  R NO2/18.5.94        0.00
               100    B Venkatesh Pai               WIL/RO/BNG/206             CIVIL WORK           NIL/29.08.94    14,654.00
               101    Sunpower Engineers elec       96/03.05.94                DG SET INSTALLATION  56/10.6.94      78,208.00
               102    WIPRO Lighting                48/07.03.94                LIGHT FITTINGS       94/17.3.94      47,473.50

CASTLE STREET PROJECT


--------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                37    K. Bhaskaran                  167/09.08.94               ENAMEL PAINTING        NIL/8.8.94        5,519.00
                38    Getha Electricals             WIL/RO/BNG/243             UPS bypass panel       [ILLEGIBLE]      46,207.00
                39    Getha Electricals             170/12.08.94               AMF PANEL SHIFTING     508/14.12.94     31,244.00
                40    Pure Water House              85/22.04.94                WATER FILTER           [ILLEGIBLE]     [ILLEGIBLE]
                41    [ILLEGIBLE]                   156/30.07.94               FALSE CEILING          NIL/27.9.94      28,012.00
                42    Getha Electricals             WIL/RO/BNG/215             Electricals            288/11.5.94       6,179.00
                43    Triveni Wood Works            157/01.08.94               FALSE CEALING          NIL/12.9.94      77,010.00
                44    Sri Ram Enterprises           4034/RND/07.06.94          SRF TWILL WEAVE FABRIC 1273/8.6.94       6,500.00
                45    Getha Electricals             110/21.05.94               ELECL INSTALLATION     292/19.5.94      95,551.00
                46    SUNPOWER ENGG & CONSULT       WIL/RO/BNG/235             M S PIPE               72/10.10.94       6,650.00
                47    Solamani & Sons               115/25.05.94               PARTITIONS             25/14.11.94     438,208.00
                48    Sravana Engineering Ind       41/18.02.94                CONNECTOR PIPES        631/2.5.94       47,670.37
                49    Sravana Engg                  106/19.05.94               INTERIORS              642/29.05.94     34,054.50
                50    FORMICA INDIA DIVISION        WIL/RO/BNG/268             TABLE LAMINATION       759/14.11.94      5,002.48
                51    Techno Sales Corporation      154/21.07.94                                      285/18.7.94           0.00
                52    FORMICA INDIA                 WIL/RO/BNG/175             TABLE LAMINATION       355/29.7.94      21,008.17
                53    Techno Sales Corporation      154/21.07.94               SUN CONTROL FILMS      304/25.7.94      92,613.50
                54    C Ranganathan                 66/24.03.94                PAINTING               NIL/15.6.94      95,100.00
                55    Mahaveer Electric Co          130/22.06.94               CEILING FAN            58569/23.6.94    36,931.55
                56    Getha Electricals             71/12.04.94                ELEL INSTALLATION      299/25.5.94      68,149.57
                57    Supreme Electricals           SSN/INTERCOM               ELECL INSTALLATION                       8,650.00
                58    Sravana Engineering           87/22.04.94                INTERIORS              638/1.6.94       47,493.37
                59    Triveni Wood Works            152/21.07.94               INTERIORS              NIL/18.8.94     115,797.75
                60    ACM Services                  4178/3.3.94                TILES                  694/31.3.94       4,000.60
                61    Sravana Engg                  138/28.06.94               INTERIORS              645/28.7.94      37,068.50
                62    M. Solamani & sons            84/21.04.94                INTERIORS              21/8.7.94        80,935.82
                63    Master Builders               94/03.05.94                INTERIORS              34/24.5.94       43,153.00
                64    Getha Electricals             WIL/RO/BNG/215             SUSI-SUGANA MOTOR      177/24.8.94       2,901.00
                65    Ramkumar & Prakash            92/21.7.94 A               FALSE CEILING          NIL/31.5.94      16,478.00
                66    PRAJWAL ENTERPRISES           WIL/RO/BNG/260             VENETION BLIND         17/21.12.94           0.00
                67    Sravana Engg                  109/20.05.94               INTERIORS              639/1.6.94        5,005.90
                68    Ramkumar & Prakash            34/08.02.94                FALSE CEILING          NIL/23.3.94     103,847.00
                69    Getha Electricals             126/15.06.94               ELECL INSTALLATION     298/25.5.94      43,490.30
                70    Getha Electricals                                        ELEL INSTALLATION                       19,552.00
                71    Getha Electricals             129/22.06.94               ELECL INSTALLATION     300/27.5.94      10,167.00
                72    Sravana Engineering           75/14.04.94                INTERIORS              632/2.5.94       26,424.83

CASTLE STREET PROJECT

-------------------------------------------------------------------------------------------------------------------------------
ASSET TYPE    S.NO    PARTY                         ORDER NO.DATE              JOB DESCRIPTION      B. NO.DATE      AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
                 1    Formica India                 67/03.05.94                TABLE LAMINATION     63/30.4.94     175,068.00
                 2    Formica India                 74/13.04.94                TABLE LAMINATION     23/19.4.94      10,584.00
                 3    PRAJWAL ENTERPRISES           WIL/RO/BNG/260             VENETION BLIND       26/21.12.94          0.00
                 4    Formica India                 91/28.04.94                TABLE LAMINATION     285/2.7.94     207,279.70
                 5    Formica India                 91/28.04.94                TABLE LAMINATION     [ILLEGIBLE]          0.00
                 6    SRAVANA ENGG INDUSTRIES       WIL/RO/BNG/273             M S TROLLEYS         662/03.02.95    84,457.28
                 7    Formica India                 91/28.04.94                TABLE LAMINATION     73/30.4.94           0.00
                 8    M. Solamani & Sons            39/17.02.94                TABLE DRAWERS        19/14.6.94     509,456.67
                 9    Sravana Engg.                 90/27.04.94                INTERIORS            533/2.5.94      10,460.00
                10    Sravana Engineering Ind       32/05.02.94                INTERIORS            18/30.3.94     291,000.00
                11    Solamani & Sons               100/13.06.94               INTERIORS            20/14.6.94      86,947.98
                12    C. Ranganathan                45/02.03.94                PAINTING             NIL/15.6.94     70,907.00
                13    Sravana Engg Industries       WIL/RO/BNG/193             cable trench cove                     6,745.00
                14    GOPINAT  G.V.                 4054/ITD/CA/019            TABLE TRAY           NIL/14.7.94     12,220.00
                15    Getha Electricals             WIL/RO/BNG/254             Copper Cable         199/28.11.94    67,616.00
                16    FORMICA INDIA                 WIL/RO/BNG/175             TABLE LAMINATION     451/25.8.94   [ILLEGIBLE]
                17    Sravana Engineering Indust    WIL/RO/BNG/211             Table Stand          652/21.9.94     14,114.57
                18    Featherlite                   60/01.03.94                FURNITURES           7/21.4.94      121,601.90
                19    Triveni Wood Works            WIL/RO/BNG/210             WORK SURFACE         NIL/12.9.94     19,125.00
                20    TRIVENI WOOD WORKS            WIL/RO/BNG/242             INTERIORS            NIL/10.01.95    54,954.70
                21    ACM Services                  WIL/RO/BNG/137             TILES                726/14.7.94      1,277.80
                22    Getha Electricals             71/12.04.94                ELEL INSTALLATION    168/13.6.94    609,669.25
                23    Priyesh Enterprises           WIL/RO/BNG/136             TILES                353/14.7.94      6,627.45
                24    Getha Electricals             71/12.04.94                ELEL INSTALLATION    173/21.4.94     78,206.00
                25    Sravana Engg Industries       WIL/RO/BNG/166             INTERIORS            648/23.8.94     59,806.50
                26    Woodnera paid L75lacs to ??   72/12.04.94                FURNITURE            22/25.8.94     429,850.00
                27    Exxon Agencies                WIL/RO/BNG/182             CHAIRS               52854/1.9.94    27,472.00
                28    PRAMITHA ENTERPRISES          WIL/RO/BNG/217             VENETIAN BLINDS      1033/10.11.94   29,547.00
                29    G Sathya Murthy               WIL/RO/RND/188             CIVIL WORK           NIL/28.8.94     53,778.00
                30    Priyesh Enterprises           WIL/RO/BNG/220             supply of tiles      427/09.11.94    16,964.70
                31    N.S. Rajendren                NIL/25.08.94               STRUCTURAL ANALYSIS  NIL/16.8.94      9,776.00
                32    ACM Services                  WIL/RO/BNG/221             laying tiles         771/9.11.94      3,013.20
                33    Pramitha Enterprises          165/09.08.94               VENETIAN BLINDS      975/29.8.94     61,422.91
                34    ACM Services                  4178/3.3.94                TILES                709/14.5.94          0.00
                35    Triveni Wood Works            168/10.08.94               DOORS AND PARTITIONS NIL/13.9.94    122,659.99
                36    Priyesh Enterprises           4177/03.03.94              TILES                327/14.5.94          0.00

                                   SCHEDULE 1

                                    PROJECT

         The Borrower is implementing an expansion project at its [ILLEGIBLE] Research and Development Laboratory at Bangalore, Karnataka. The Borrower has requested the Lender to provide a Foreign Currency Loan of US$2,229,654 equivalent to about [ILLEGIBLE] lacs to meet a part of the cost of the project, which the Lender has agreed to provide.

                                   ARTICLE VI

                          EFFECTIVE DATE OF AGREEMENT

         This Agreement shall become binding on the Borrower and the Lenders on and from the date first above written. It shall be in force till all the monies due and payable under this Agreement are fully paid off.

                                   ARTICLE V

                               SPECIAL CONDITIONS

         The Loan(s) hereby granted shall also be subject to the Borrower complying with the special conditions set out in Schedule VI hereto.


--------------------------------------------------------------------------------------
TYPE         S.NO     PARTY           ORDER NO/DATE   JOB DESCRIPTION      AMOUNT
--------------------------------------------------------------------------------------
FILTERS        1  SYNOPSYS              [ILLEGIBLE]     COMPILER          2,635,000.00
               2  CADENCE DESIGN        [ILLEGIBLE]     VERLOG.XL         2,455,000.00
                  SYSTEMS ASIA
               3  ACER SALES AND        [ILLEGIBLE]     COMPUTERS         2,898,000.00
                  DISTRIBUTION
               4  UNGERMANN BASS        [ILLEGIBLE]     HUBS                705,000.00
               5  ACER SALES AND        [ILLEGIBLE]     COMPUTERS         3,559,000.00
                  DISTRIBUTION
               6  NETWORK AUTOMATION    [ILLEGIBLE]     CABLES              649,000.00
                  TECHNOLOGY
               7  LANBIT COMPUTER INC.  [ILLEGIBLE]     TRANSCEIVER         109,000.00
               8  PEAC INTERNATIONAL    [ILLEGIBLE]     MODULE              515,000.00
               9  PEAC INTERNATIONAL    [ILLEGIBLE]     MODULE              335,000.00
               10 AT&T                  [ILLEGIBLE]     CABLE CORD          957,000.00
                                                                         -------------
                                                                         14,817,000.00
                                                                         -------------

[ILLEGIBLE]

of Directors passed in that behalf on
the 4th day of March, 1998 hereunto been affixed in the presence of Shri J.
Shankar, Corporate Treasurer and Shri
Kapil K. Jain, Corporate Finance
Manager, who have signed these presents
in token thereof.

SIGNED AND DELIVERED by the
withinnamed Lenders by the total
of [ILLEGIBLE], an authorised
official of the Lenders

                                     : 31 :

                                   SCHEDULE VI

                               SPECIAL CONDITIONS

         The Borrower shall out of the envisaged cash amount of Rs. 8476 lacs during the period April 1, 1995 to March 31, 1996 utilised a sum of RS. 6202 lack for a meeting a part of the cost of the project and/or other requirements of funds. The borrower shall furnish an undertaking in the form required by the Lender whereyb they shall take the responsibility for making payments satisfactory to ICICI [ILLEGIBLE]

                                   SCHEDULE V

                                               Principal amount
         Due Date             Payment of       outstanding after
         of payment           principal        each payment [ILLEGIBLE]

                                                [ILLEGIBLE]
         07/02/1997           [ILLEGIBLE]       [ILLEGIBLE]
         07/05/1997           [ILLEGIBLE]       [ILLEGIBLE]
         07/08/1997           [ILLEGIBLE]       [ILLEGIBLE]
         07/11/1997           [ILLEGIBLE]       [ILLEGIBLE]
         07/02/1998           [ILLEGIBLE]       [ILLEGIBLE]
         07/05/1998           [ILLEGIBLE]       [ILLEGIBLE]
         07/08/1998           [ILLEGIBLE]       [ILLEGIBLE]
         07/11/1998           [ILLEGIBLE]       [ILLEGIBLE]
         07/02/1999           [ILLEGIBLE]       [ILLEGIBLE]
         07/05/1999           [ILLEGIBLE]       [ILLEGIBLE]
         07/08/1999           [ILLEGIBLE]       [ILLEGIBLE]
         07/11/9999           [ILLEGIBLE]       [ILLEGIBLE]
         07/02/2000           [ILLEGIBLE]       [ILLEGIBLE]
         07/05/2000           [ILLEGIBLE]       [ILLEGIBLE]

                                  SCHEDULE IV

                              (Euro Bond '96 Loan)

         The following provisions shall apply to the Euro Bond '96 Loans:

1.       APPLICATION OF PROCEEDS

         No part of the Euro Bond '96 Loan shall be used for any purpose other than for import of capital goods/project related rupee expenditure.

2.       INTEREST

         The Borrower shall pay to the Lender interest on the principal amount of the Euro Bond '96 Loan outstanding from time to time quarterly on February 7, May 7, August 7 and November 7 at a fixed rate of 11% per annum.

3.       COMPUTATION OF INTEREST & OTHER CHARGES

         Interest and other charges shall accrue from day to day and shall be calculated on the basis of a year of 360 days consisting of 12 months of 30 days each and in the case of an incomplete month, the number of days elapsed.

4.       REPAYMENT

         The Euro round '96 Loan is repayable in accordance with the Amortization Schedule set forth, in Schedule hereto.

5.       PREPAYMENT AND FORWARD CONTRACTS

         Unless expressly agreed to by the Lender and subject to payment of such premium as may be stipulated by the Lender, the Borrower shall not be entitled to prepay in whole or in part the Euro Bond '96 Loan before the due date nor shall be entitled to enter into forward contracts the due date nor shall be entitled to enter into forward contracts to buy foreign currencies in respect of the Euro Bond '96 Loan or in respect of payment of interest or other payments herein.

6.       DUE DATE

         If the Due Date referred to herein falls on a day which is not a business day, Due Date shall be extended to the next succeeding business day, unless such day falls in the next succeeding calendar month, in which event, such due date shall be the immediately preceeding business day. Business day shall be construed as a reference to a day (other than Saturday or Sunday) on which banks are generally open for business in New York City.

7.       LAST DATE OF WITHDRAWAL

         Unless otherwise agreed to by the Lender, no part of the Euro Bond '96 Loan shall be drawn after May 31, 1996.

                                  SCHEDULE III

                              (PARTICULARS OF LOAN)

         The Loan referred to in Section 2.1 herein is Loan not exceeding US $ 2,229,654 equivalent to about Rs. 800 lacs, which is agreed to be provided as follows :

US $2,229,654 equivalent in aggregate to US $ 2,229,654 (hereinafter referred to as "the Euro Bond '96 loan) (which expression shall, unless expressely provided otherwise, mean the aggregate of the amounts of various foreign currencies or their equivalents in other foreign currencies used for their purchase expressed in US$ equivalent or so much thereof as may be outstanding from time to time) out of the facility available to the Lender from proceeds of the Euro Board Issue, 1996.

                                  SCHEDULE II

                                 FINANCING PLAN

A. The total estimated cost of the Project is Rs. 1250 made up as under :

                                                          (Rs in lacs Rupee
                                                             equivalent
                                      Rupee               of foreign currency
                                      Cost                      Cost

         Plant & Machinery

         a)  Imported                                            458

         b) Indigenous                 177

         Miscellaneous fixed assets

         a)  Imported                                             73

         b) Indigenous                 377

                  TOTAL                564(A)                    531(B)

         Total of Rupee &
         foreign currency cost (A&B)  1085

         Margin money for working
         capital                       165

                  TOTAL               [ILLEGIBLE]

         a.  The proposed sources of financing are as follows:

         1)  Foreign Currency Loans                           800

         2)  Internal Accruals                                450

                  TOTAL                                      1250

List of assets to be acquired out of the Foreign Currency Loan of US $ 2,229,654 equivalent to about Rs. 800 lacs.


                                                     (Rs in lacs)

                                             Local        Import       Total

Interiors

Seating arrangement with                  6.60                          6.60
existing furniture (new
partitions & individual
storage etc.)

[ILLEGIBLE] modifications & upgradation  19.98             ----        19.98

Chairs (120 in seating place +            8.51             ----         8.51
110 in the labs)

Reception upgrade                         2.71             ----         2.71

ELECTRICAL/UPS/DG

Electrical:  rewiring, new light          5.85             ----         5.85
fixtures & fan points in open
hall

UPS (120 EVA                              ----             30.00       30.00

Computers (100 Nos.                       ----             53.25       53.25
Acer machine)

COMMUNICATION

LAN upgraded (300 nodes)                 18.00             ----        18.00

EPABX with voice mail                     8.00             ----         8.00
                                     -----------       -----------  -----------
                           TOTAL         59.65             83.25       52.90
                                     -----------       -----------  -----------


[ILLEGIBLE] PROJECT
-------------------------------------------------------------------------------------------
ASSET TYPE        S.NO     PARTY            ORDER NO/DATE   JOB DESCRIPTION       AMOUNT
-------------------------------------------------------------------------------------------
GN Tools          1. HCL-HP                 5009/RND/CA-14  Computers          4,000,000.00

                  2.  Onward Technologies   5504/RND/CA-04  Quad Design        1,709,000.00

                  3.  Synopsys Inc          6030/RND/CAIOS & 105.6 LS/NDF
                                                                   INTERFACE   2,720,000.00

                  4.  Cadence               20318/ITD/CA116/5.4.95 ALLEGRO     4,079,000.00
                                                                              -------------
                                                                              12,508,000.00
                                                                              -------------